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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 25, 1997


                                     1-5482
                            (Commission File Number)


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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


           Massachusetts                                     04-2297459
       (State of Incorporation)                             IRS Employer
                                                         Identification Number)


                   One Tyco Park, Exeter, New Hampshire 03833
              (Address of registrant's principal executive office)


                                  603-778-9700
                         (Registrant's telephone number)


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


ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K of Tyco International Ltd. ("Tyco") includes a revised opinion of counsel to Tyco International Ltd. ("Tyco"), constituting Exhibit 8.1 to the Registration Statement on Form S-4 (File No. 333-24363 ) (the "ADT Registration Statement") of ADT Limited ("ADT"), relating to the issuance of common shares of ADT in the merger (the "Merger") of Limited Apache, Inc. ("Merger Sub"), a subsidiary of ADT, and Tyco, in accordance with the Merger Agreement, dated March 17, 1997, among ADT, Merger Sub and Tyco.

         The revised opinion, which replaces the existing Exhibit 8.1 to the ADT Registration Statement, corrects the opinion of counsel regarding the U.S. federal income tax consequences to a U.S. holder of Tyco common stock that recognizes taxable gain on the exchange of Tyco common shares for shares of the combined company in the Merger. The revised opinion states that such shareholder's holding period for the combined company shares received in the Merger will include the holding period of the Tyco common shares exchanged therefor.

         The revised opinion is filed as Exhibit 8 to this Report. A letter sent to shareholders of Tyco that, among other things, informs them of the correction to the corresponding disclosure of U.S. federal income tax consequences of the Merger in the joint proxy statement/prospectus included in the Registration Statement, is filed as Exhibit 99 to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)   Exhibits.

Exhibit Number                                 Title
--------------                                 -----

   8                         Opinion of Kramer, Levin, Naftalis & Frankel

   23                        Consent of Kramer,Levin, Naftalis & Frankel
                             (included in Exhibit 8)

   99 Letter to shareholders of Tyco International Ltd., dated June 25, 1997


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TYCO INTERNATIONAL LTD.


                                 By:  /s/ Mark. H. Swartz
                                      -------------------
                                       Mark H. Swartz
                                       Vice President - Chief Financial Officer

Date:  June 25, 1997


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                                  Exhibit Index



Exhibit Number                        Title                                Page
--------------                        -----                                ----

  8               Opinion of Kramer, Levin, Naftalis & Frankel

  23              Consent of Kramer, Levin, Naftalis & Frankel
                  (Included in Exhibit 8)

  99 Letter to shareholders of Tyco International Ltd., dated June 25, 1997